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                                                                   Exhibit 10.24

                                                                    [NOVEL LOGO]
PRIVATE & CONFIDENTIAL
                                                               04 November, 2003

The Directors
Novel Textiles Group
P O Box 1429
Dassenberg
7350

ATTENTION: MR. JOHN MCCORMICK


Dear Sirs

BANKING FACILITIES

We advise that the following facilities have been agreed upon by Nedbank Limited (the Lender) and the Novel Textiles Group (referred to as the Borrowers).

1.   BORROWERS

     Novel Spinners (SA) (Pty) Ltd (Reg. No. 1996/000184/07)
     Novel Weavers (SA) (Pty) Ltd (Reg. No. 1996/000261/07)
     Novel Dyers (SA) (Pty) Ltd (Reg. No. 2000/013153/07)

2.   LENDER

     Nedbank Limited (Reg No 1951/000009/06) or its nominee (Nedbank).

3.   FACILITIES

  a) Novel Spinners (SA) (Pty) Ltd/Novel Weavers (SA) (Pty) Ltd/Novel Dyers
     (SA) (Pty) Ltd

     R20,000,000    (Twenty-Million Rand)
                    Multi-Optional Overdraft, letters of Credit, Trade Finance or Overnight Loans.

     R3,200,000     (Three Million Two Hundred Thousand Rand)
                    Letters of Guarantee

     R1,000,000     (One Million Rand)
                    Forward Exchange Contracts (being 10% risk margin)

     R1,000,000     (One Million Rand)
                    Sight Import letters of Credit


     The above facilities are shared between the captioned companies.

                         [NEDBANK CORPORATE LETTERHEAD]

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                                    Page 2.

b)  R37,400,000   (Thirty Seven Thousand Four Hundred Rand)
                  Structured Finance Facility

4.  PERIOD/UTILISATION

    a) The overdraft facilities are demand facilities, granted on a fluctuating basis, without a specific expiry date. The arrangements in respect of each such facility are therefore subject to review from time to time and continuation will depend on the prevailing circumstances. It is however acknowledged that, being demand facilities, such facilities are repayable at the bank's discretion in accordance with normal banking practice.

5.  INSTRUMENTS

    a)  Overdraft facilities; linked to the prime rate.

    b) In substitution of the borrower facilities or any part thereof, but not in addition thereto, Nedbank may at its discretion grant to any one or more of the entities forming the borrower other facilities, eg bankers' acceptances, letters of credit and guarantees ('other instruments'), at rates to be determined and agreed at the time of granting such other instruments.

6.  CONFLICTING PROVISIONS

    To the extent that any of the provisions contained herein are in conflict with any of the provisions of any agreement required in terms hereof, including any documentation required in support of any such agreement, whether by way of security or otherwise, the provisions contained herein shall prevail.

7.  TERMS

    Terms applicable to the facilities and the conditions specific to each instrument shall be:

    a)  Variation of margins:

        (i) In the event of any change in legislation, or the application thereof, or if Nedbank is requested or required by any statutory or monetary authority to make any payment of taxes or levies or to maintain special deposits or to reserve assets in addition to those at that stage being paid, maintained or reserved, as the case may be, which has the effect of increasing the costs, directly or indirectly, to Nedbank of maintaining unutilised facilities or of providing any of the facility instruments referred to herein, Nedbank reserves the right to charge an additional fee, payable by the borrower monthly in arrear, or to adjust its margins on the instruments detailed above, calculated on a basis to recover such increased costs.

        (ii) Should the borrower dispute that an additional fee is charged or should the borrower dispute the quantum of such additional fee, the dispute will be submitted to a registered auditor agreed on between the borrower and Nedbank. Should the parties not be able to agree on an auditor within 14 (fourteen) days, the auditor shall be appointed by the President of the Institute of Chartered Accountants. The auditor shall act as an expert and not as an arbitrator. His determination shall be final and binding and shall be made within 3 (three) months of his appointment, unless the parties agree otherwise.


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                                    Page 3.

     b)   Placings:

          Nedbank reserves the right to place the offered facility in whole or in part with any subsidiary within Nedbank Limited and to disclose to the subsidiary any financial information which may be required to support such placing.

     c)   Costs:

          (i) The costs of legal documentation, stamp duty and any other incidental costs incurred in connection with any facility, including any securities required in support of such facilities, will be for the account of the borrowing entity concerned.

          (ii) The borrowing entity concerned will therefore be responsible inter alia for the payment of attorney's fees on the scale as between attorney and client, where this applies to the taking of securities. On signature of this agreement, payment of an estimate of the fees shall be made by the entity concerned so as to be included with the instruction to the attorneys for the perfection of the securities. The final account from the attorneys will be provided to the entity concerned and any adjustment to the amount paid up front will be made directly to the current account of the entity concerned, which adjustment the entity concerned hereby irrevocably authorises.

     d)   Securities:

          The facilities will only become available on perfection of all securities to the satisfaction of Nedbank.

     e)   Certification of debt:

          A certificate signed by any manager of Nedbank, whose appointment and authority need not be proved, shall for any purpose be prima facle proof of the amount due and payable by the entity concerned.

8. INTEREST

      The interest rate applicable will be:

     a)   In respect of any overdraft facilities:

          (i)  Overdraft facility interest rate:

               The interest rate applicable to any overdraft facility shall be equivalent to the prime overdraft rate charged by Nedbank Limited from time to time ("the overdraft rate").

          (ii) Default interest rate:

               If the borrower defaults in respect of any one or more of the overdraft facilities, the bank shall, in addition to any other rights it may have in law, be entitled to charge for any one or more, or even all, of the overdraft facilities afforded to any one or more of the entities a default interest rate equivalent to such percentage above the prime overdraft rate charged by Nedbank Limited from time to time as would be permissible in terms of the Usury Act, Act 42 of 1986, as amended.
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                                     Page 4.


9.   SERVICE FEE

     The service fees to be charged on the current account of any and all of the entities forming the borrower shall be those as reflected on the borrower's statements from time to time. If there are any changes to the service fees charged, such changes shall be reflected on the borrower's statements. If the borrower does not within 21 (twenty-one) days of the date of any statement reflecting any such change in service fees disagree with Nedbank in writing to the service fees to be charged, the revised service fees so reflected on the statement shall be deemed to be acceptable to the borrower.

10.  GROUNDS FOR MAKING DEMAND

     a) Notwithstanding the provisions as outlined, Nedbank shall be entitled to claim immediate repayment of all amounts owing under the facility if one or more of the grounds for making demand, set out hereunder, arise and the entity concerned fails to remedy the matter within the period stipulated by Nedbank at such time.

          The following are grounds for making demand, each of which is severable and distinct from the others:

          (i) If any entity forming part of the borrower commits an act similar to an act of insolvency as defined in the Insolvency Act, 1936 (as amended), or an act defined in terms of section 344 of the Companies Act, 1973 (as amended); or

          (ii) If any entity forming part of the borrower is unable or ceases for any reason whatsoever to conduct its business in an ordinary and regular manner; or

          (iii) If any entity forming part of the borrower commits a breach of any of the terms and conditions of the facility set out in this agreement; or

          (iv) If any entity forming part of the borrower disposes of a material portion of its undertaking or assets, or changes its asset structure, except in the normal course of business, or if the value of the borrower's assets is materially reduced; or

          (v) If any material assets of any entity forming part of the borrower are attached under writ of execution; or

          (vi) If any entity forming part of the borrower is voluntary or compulsorily placed under judicial management or is wound up, or enters into any compromise, composition or arrangement with its creditors or any class thereof; or

          (vii) If any material adverse change occurs in the financial position of any entity forming part of the borrower which will, in the opinion of Nedbank, prevent the borrower from performing or observing its obligations in terms of this agreement, or will impede its ability to do so; or

          (viii) If any material indebtedness or obligation for moneys borrowed constituting indebtedness of any entity forming part of the borrower becomes due and payable prior to its specified maturity for reason of default, or is not paid when due.

     b) Where any ground for making demand arises, Nedbank shall, without diminution of any other right which it may hereby or otherwise acquire, be entitled to claim immediate repayment of all amounts owing under this agreement or from whatever cause arising in connection therewith, all of which amounts shall immediately become due and payable.
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                                    Page 5.


     (c) The word 'material' means of such nature so as to prejudice, at the sole discretion of Nedbank, Nedbank's rights under any facility in terms of this agreement.

     (d) No indulgence or extension of time granted by Nedbank to the borrower shall be deemed to be a waiver of any of Nedbank's rights.

     (e) Notwithstanding the above, nothing herein contained shall prejudice Nedbank's right to demand repayment of the facility at any time.

11.  SECURITY

     (a)  For facilities granted to:

          Novel Spinners (SA)(Pty) Ltd

          Unlimited suretyships by:

          -    Novel Weavers (SA)(Pty) Ltd
          -    Novel Dyers (SA)(Pty) Ltd
          -    Novel Garments (SA)(Pty) Ltd

          Unrestricted cession of loan accounts of Novel Denim Holdings Ltd.

          Letter or Comfort from Novel Denim Holdings Ltd

          First Cession of Debtors both present and future.

          R5,000,000 (Five Million Rand) Special Notarial Bond over moveable assets (held as collateral to the Structured Finance Facility - in lieu of the required 30% deposit).

          Cession of Mutual and Federal short term insurance policy.

     (b)  For facilities granted to

          Novel Weavers (SA)(Pty) Ltd

               Unlimited suretyships by:

          -    Novel Spinners (SA)(Pty) Ltd
          -    Novel Dyers (SA)(Pty) Ltd
          -    Novel Garments (SA)(Pty) Ltd

          First Cession of Debtors both present and future.

          Pledged CFC account no. 7095-011842

          Unrestricted Cession of Loan accounts of Novel Denim Holdings Ltd

          Letter of Comfort from Novel Denim Holdings Ltd

          R10,000,000 (Ten Million Rand) Special Notarial Bond over moveable assets (held as collateral security to the Structured Finance Facility
          - In lieu of the required 30% deposit).

          Cession of Mutual and Federal short term insurance policy.
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                                    Page 6.

     c)   For facilities granted to:

          Novel Dyers (SA) (Pty) Ltd

          Unlimited suretyships by:

          -    Novel Spinners (SA) (Pty) Ltd
          -    Novel Weavers (SA) (Pty) Ltd
          -    Novel Garments (SA) (Pty) Ltd

          Unrestricted cession of loan accounts of Novel Denim Holdings Ltd.

          Letter of Comfort from Novel Denim Holdings Ltd

          R2,000,000 (Two Million Rand) First covering mortgage bond over remainder of portion 65 (portion of portion 42) Farm Melkpost. (Held as collateral to the Structured Finance Facility - in lieu of the required 30% deposit).

          Cession of Mutual and Federal short term insurance policy.

     d) It is a condition precedent to the operation of this agreement that the said security is provided. No funds will be made available prior to the perfection of all securities to the satisfaction of Nedbank. Notwithstanding the aforesaid, if Nedbank advances any funds to any entity forming part of the borrower prior to Nedbank being in possession of all the securities required in terms hereof, any such funding shall not be regarded as a waiver of Nedbank's rights in obtaining the required security not yet provided.

     e) The security will be required as continuing security for all Nedbank facilities of which the borrower avails itself from time to time.

12.  OTHER CONDITIONS

     It is a condition precedent to the operation of this agreement that the conditions set out hereunder are met to the satisfaction of Nedbank:

     1. Audited financials to be provided annually and within six months of your financial year-end.
     2. Full set of management accounts to be provided quarterly (including balance sheet, income statement and cash-flow) and within six weeks of your quarter end.
     3. MP79(a) Exchange Control to be completed and submitted to the Bank annually for onward transmission to the South African Reserve Bank. This must be done within three months of your year end.
     4.   All security to be in place prior to utilisation under this agreement.
     5. Age analysed debtors list to be submitted to us by latest 10th monthly.

13.  COVER BASIS

     Ceded debtors, including off-shore inter-company debtors (but excluding local inter company) margined at 30%, with a maximum advance value of R10,000,000 (Ten Million Rand) together with the pledged C.F.C. account, is to cover the Overdraft and Letters of Guarantee components of the approved facilities. In need, the available facility by way of overdraft, will be reduced in line with our cover.

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                                     Page 7.

14.  DOMICILIA

     a) The parties hereby choose as their domicilia citandi et executandi the following addresses:

          (i)  The borrower

               Neil Hare Road
               Atlantis, 7349

          (ii) Nedbank, as set out on page 1 of this offer.

     b) Either party may change its address to any other physical address by notifying the other party to that effect. Such change of address shall be effective 5 (five) business days after receipt of notice of that change of address by Nedbank.

     c) Any notice between the parties to this agreement shall prima facie be deemed to be duly delivered on the date following the transmission of a telex, fax, telegram or delivery of a letter, or on the fourth day after the posting of a prepaid registered letter.


We thank you for the opportunity to submit this offer to enter into a banking facilities agreement and trust that it will meet your requirements. Should you require any further information or clarification, please contact Leon Le Roux on 021 412-3034.


Yours faithfully,


/s/ L A LE ROUX                         /s/ E G SCHWULST
L A LE ROUX                             E G SCHWULST
RELATIONSHIP MANAGER                    CREDIT MANAGER
For and on behalf of                    For and on behalf of
NEDBANK LIMITED                         NEDBANK LIMITED
BUSINESS BANKING                        BUSINESS BANKING
(Reg No 1951/000009/06)                 (Reg No 1951/000009/06)

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On signature hereof we, the undersigned, for and on behalf of The Novel Textiles
Group:

i) confirm that prior to signature hereof, we obtained the requisite authority from The Novel Textiles Group as defined herein, to sign this agreement for and on behalf of The Novel Textiles Group;

ii) acknowledge, understand and agree to abovementioned facilities being taken up by The Novel Textile Group, subject to the terms and conditions as set out above;

iii) acknowledge that any changes to the above arrangements shall only be of force and effect if agreed to in writing between ourselves and the bank.



Signed at               Atlantis                       on    7th November 2003
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                        (place)                                 (ddmmyyyy)




/s/ J.P. McCormick                                     /s/ V. Chan
--------------------------                             -------------------------
Authorised signature                                   Authorised signature

J.P. McCormick                                         V. Chan
Financial Manager                                      Director